FEDERATED MID CAP GROWTH STRATEGIES FUND
CLASS K SHARES

PORTFOLIO OF FEDERATED EQUITY FUNDS

________________________________________________________________________________
Supplement to the Prospectus dated December 31, 2007


1. Please delete the section entitled "What are the Fund's Fees and Expenses" in its entirety and replace it with the following:


WHAT ARE THE FUND'S FEES AND EXPENSES?

FEDERATED MID CAP GROWTH STRATEGIES FUND
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

SHAREHOLDER FEES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                 None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as          None
applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of            None
offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                   None
Exchange Fee                                                                                                         None

ANNUAL FUND OPERATING EXPENSES (Before Waiver)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2                                                                                                      0.75%
Distribution (12b-1) Fee                                                                                             0.50%
Other Expenses3                                                                                                      0.48%
Total Direct Annual Fund Operating Expenses                                                                          1.73%
Acquired Fund Fees and Expenses4                                                                                     0.01%
Total Direct and Acquired Annual Fund Operating Expenses5,6                                                          1.74%
Note: The percentages shown above have been rounded to the nearest 1/100th of a percent (i.e., 2 decimal places)
to comply with applicable regulatory requirements. As discussed in Note 2 below, the Adviser has agreed to reduce its management fee to 0.4975%, a number rounded to the nearest 1/10,000th of a percent (i.e., four decimal places). To ensure consistent disclosure, the percentages used in Notes 1 through Note 6 below have been rounded to the nearest 1/10,000th of a percent. For comparison purposes, the "Other Expenses," "Total Direct
Annual Fund Operating Expenses," "Acquired Fund Fees and Expenses" and "Total Direct and Acquired Annual Fund
Operating Expenses" shown above are as follows when rounded to four decimal places:
Other Expenses3                                                                                                      0.4833%
Total Direct Annual Fund Operating Expenses                                                                          1.7333%
Acquired Fund Fees and Expenses4                                                                                     0.0100%
Total Direct and Acquired Annual Fund Operating Expenses5,6                                                          1.7433%
1 The percentages shown have been restated and are based on anticipated expenses for the entire fiscal year ending October 31, 2008.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not obligated to do so (except as discussed in Note 2, with respect to management fees), the Adviser expects to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending October 31, 2008.
  Total Waiver of Fund Expenses                                                                                      0.2587%
  Total Anticipated Direct and Acquired Annual Fund Operating Expenses (after anticipated waiver)                    1.4846%
2   Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 and may not be increased until after December 31, 2010. As a separate matter, although not obligated to do so, the Adviser will waive the amount, if any, by which the Fund's aggregate direct annual operating expenses for Class K Shares exceed 1.4949%. The
  Adviser can terminate this voluntary waiver at any time. The net management fee paid by the Fund (after the anticipated waiver) is expected to be 0.4938% for the fiscal year ending October 31, 2008. The total net management fee paid by the Fund's Class K Shares
  (after waivers and reimbursements) was 0.4953% for the period ended October 31, 2007.
3  Includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  Please see "Payments to
  Financial Intermediaries" herein. The administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this anticipated voluntary waiver at any time. Other Expenses paid by the Fund's Class K Shares (after anticipated voluntary waiver) are expected to be 0.4808% for the fiscal year ending October 31, 2008. Other Expenses paid by the Fund's Class
  K Shares (after voluntary waiver) were 0.4703% for the fiscal period ending October 31, 2007.
4  The Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investments in the acquired funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) for the fiscal year ended October 31, 2007.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
5  Total Actual Direct Annual Fund Operating Expenses paid by the Fund's Class K Shares (after waiver and reimbursement) were
  1.4656% for the period ended October 31, 2007.
6  The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.4949% for the fiscal year ending October 31, 2008. Although these actions are voluntary, the
  Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class K Shares with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund's Class K Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class K Shares operating expenses are BEFORE ANTICIPATED WAIVER as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

------------------------
 1 Year            $177
 3 Years           $549
 5 Years           $945
 10 Years        $2,055







Cusip 314172529



38051 (1/08)

                                                       January 31, 2008